SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


  Date of Report (Date of earliest event report):  September 7,
                              1999



                RYAN'S FAMILY STEAK HOUSES, INC.
     (Exact name of registrant as specified in its charter)


South Carolina           0-10943             57-0657895
(State or other       (Commission         (IRS Employer
jurisdiction of        File Number)        Identification
incorporation)                               No.)


                  405 Lancaster Avenue (29650)
                       Post Office Box 100
                         Greer, SC 29652

       (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code:  (864) 879-1000


                           (No change)
(Former name or former address, if changed since last report)

Item 5.  Other Events.

On September 7, 1999 Ryan's Family Steak Houses, Inc. (the "Company") released to both sell-side and buy-side analysts on the Company's internal facsimile list information on restaurant sales results for the 4-week period ended September 1, 1999 (referred to therein as the month of August), which information is incorporated herein by reference.

Item 7.Financial Statements and Exhibits.
     (c) Exhibits

         20.1 August sales information issued September 7, 1999.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               RYAN'S FAMILY STEAK HOUSES, INC.
               (Registrant)
               By:  /s/Fred T. Grant, Jr.

               Name:  Fred T. Grant, Jr.

               Title: Vice President-Finance

               Date:  September 7, 1999